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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): September 20, 2002


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-1941                                         24-0526133
(Commission File Number)                    (I.R.S. Employer Identification No.)


           1170 EIGHTH AVENUE
         BETHLEHEM, PENNSYLVANIA                                  18016-7699
(Address of Principal Executive Offices)                          (Zip Code)


                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE.

                     As previously disclosed, on October 15, 2001, Bethlehem Steel Corporation (the "Company") and twenty two of its wholly-owned subsidiaries (each, a "Debtor," and collectively, "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case Nos. 01-15288 (BRL) through 01-15302 (BRL) and 01-15308
(BRL) through 01-15315 (BRL)) (collectively, the "Bankruptcy Cases"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                     On September 20, 2002, the Debtors filed with the Court their required consolidated Monthly Operating Statement for the month of August 2002 (the "Monthly Operating Statement") in a form prescribed by the office of the United States Trustee of the Department of Justice for the Southern District of New York. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Statement required to be filed with the Court. This Current Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                     The Company's informational filings with the Court, including the Monthly Operating Statement, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. The Monthly Operating Statement may be available electronically, for a fee, through the Court's Internet world wide web site, whose address is www.nysb.uscourts.gov (Case Nos. 01-15288 (BRL) through 01-15302 (BRL) and 01-15308 (BRL) through 01-15315
(BRL)).

                     The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly
Operating Statement, and it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or other Debtor, or any other affiliate of the Company. The Monthly Operating Statement was not audited and is in a format prescribed by the office of the United States Trustee of the Department of Justice for the Southern District of New York. However, in the opinion of the Company's management, the information reflects all adjustments necessary for a fair presentation of the results for the period presented in accordance with generally accepted accounting principles for interim financial statements. The Monthly Operating Statement should be read together with the audited consolidated financial statements in the Company's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statement is complete. The Monthly Operating Statement also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act.


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                     Certain statements in this Current Report are
forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated in such statements due to a number of factors, including changes arising from our chapter 11 filing. Due to material uncertainties, it is not possible to predict the length of time we will operate under chapter 11 protection, the outcome of the proceedings in general, whether we will continue to operate under our current organizational structure, whether there will be a major steel industry consolidation effort, the effect of the chapter 11 cases on Bethlehem's businesses, including customer and supplier reactions and the interests of various creditors and security holders. Additional factors that may affect our business and financial results are changes in customer spending patterns, supplier choices and demand for steel products; the effect of planned and unplanned outages on our operations; the potential impact of strikes or work stoppages at facilities of our customers and suppliers; the sensitivity of our results to relatively small changes in the prices we obtain for our products; intense competition due to excess global steel capacity, low-cost electric furnace facilities, imports (especially unfairly-traded imports) and substitute materials; the consolidation of many of our customers and suppliers; the high capital requirements associated with integrated steel facilities; the significant costs associated with environmental controls and remediation expenditures and the uncertainty of future environmental control requirements; availability, prices and terms associated with raw materials, supplies, utilities and other services and items required by Bethlehem's operations; employment matters, including costs and uncertainties associated with our collective bargaining agreements, and employee postretirement obligations; the effect of possible future closure or exit of businesses; our highly leveraged capital structure and our ability to obtain new capital at reasonable costs and terms; financial difficulties encountered by joint venture partners; and the effect of existing and possible future lawsuits against us. The forward-looking statements included in this document are based on information available to us as of the date of this report, and we assume no obligation to update any of these statements.





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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 20, 2002
                                        BETHLEHEM STEEL CORPORATION


                                        By: /s/ L. A. Arnett
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                                            L. A. Arnett
                                            Vice President and Controller














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                                  EXHIBIT INDEX


    Exhibit No.                                Description
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       99.1                Monthly Operating Statement filed with United States
                           Bankruptcy Court - Southern District of New York.

















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